Supplemental Agreement No. 74

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of September 15, 2011, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994 as amended, and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-7H4 and 737-8H4 aircraft (Aircraft), and this Supplemental Agreement is an amendment to and is incorporated into the Purchase Agreement; and

WHEREAS, Boeing and Buyer wish to amend the Purchase Agreement to revise the delivery month of two (2) firm 737-7H4 Aircraft (Firm Aircraft) and two (2) option aircraft (Option Aircraft) as specified in the table below.

Aircraft	Block	MSN	Contracted Delivery Month	Revised Delivery Month
Firm Aircraft	Block T-W-2b	36638	March 2013	January 2013
Firm Aircraft	Block T-W-2b	36893	April 2013	February 2013
Option Aircraft	Block U-W-1a	n/a	January 2013	March 2013
Option Aircraft	Block U-W-1a	n/a	February 2013	April 2013

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Purchase Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-74-1

2.   Table 1, “Aircraft Information Table,” is hereby deleted in its entirety and replaced by a new Table 1, attached hereto and incorporated into the Purchase Agreement.  The new Table 1 reflects the revised delivery month for the Firm Aircraft; from March and April 2013 to January and February 2013, respectively.

3.   Table 2 (Letter Agreement No. 6-1162-RLL-933R20), “Option Aircraft Information Table,” is hereby deleted in its entirety and replaced by a new Table 2 (Letter Agreement No. 6-1162-RLL-933R20), attached hereto and incorporated into the Purchase Agreement.  The new Table 2 reflects the revised delivery month for the Option Aircraft, from January and February 2013 to March and April 2013, respectively.

This Supplemental Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same document.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO

By: /s/ Cheri A. Fischer	By: /s/ Scott Topping

Its: Attorney-In-Fact	Its: Vice President Treasurer

P.A. No. 1810	SA-74-2

TABLE OF CONTENTS

	Page	SA
	Number	Number
ARTICLES

1.	Subject Matter of Sale……….…….………………………….....................................................................1-1	SA-73

2.	Delivery, Title and Risk
	of Loss………………………………………….............................................................................................2-1	SA-28

3.	Price of Aircraft……………………………………......................................................................................3-1	SA-73

4.	Taxes…………………………………………..……......................................................................................4-1

5.	Payment……………………………...............................................................................................................5-1

6.	Excusable Delay………………………………….........................................................................................6-1

7.	Changes to the Detail
	Specification………………………………...................................................................................................7-1	SA-73

8.	Federal Aviation Requirements and
Certificates and Export License………………………..….........................................................................8-1

9.	Representatives, Inspection,
Flights and Test Data…………………………………...............................................................................9-1

10.	Assignment, Resale or Lease………………………................................................................................10-1

11.	Termination for Certain Events…………………….................................................................................11-1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
and Insurance………………………………………..................................................................................12-1

13.	Buyer Furnished Equipment and
Spare Parts………………………………………………….......................................................................13-1

14.	Contractual Notices and Requests……………………..……................................................................14-1

15.	Miscellaneous……………………………………………….....................................................................15-1

P.A. No. 1810 K/SWA	SA-74

TABLE OF CONTENTS CON'T
SA
Number

TABLE

1.	Aircraft Information Table	SA-74

2.	Option Aircraft Information Table	SA-74

EXHIBITS

A	737-700 Aircraft Configuration	SA-66
Exhibit A-4
	Exhibit A-1A	SA-69

A.2	737-800 Aircraft Configuration	SA-71

B	Product Assurance Document	SA-1

C	Customer Support Document

C.2	737-800 Customer Support Document	SA-71

D	Price Adjustments Due to
Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment
Provisions Document

E.2	737-800 Buyer Furnished Equipment	SA-73
Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810 K/SWA	SA-74

TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R4	Disclosure of Confidential	SA-71
Information

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4
Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program	SA-1
Field Test

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810 K/SWA	SA-74

TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for
	Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft	SA-1
Basic Price

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058R1	Additional Substitution Rights	SA-71

6-1162-KJJ-150	Flight Control Computer & Mode	SA-14
Control Panel Spares Matter

6-1162-MSA-185R3	Delivery Change Contractual	SA-21
Matters

6-1162-JMG-669R8	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004	SA-35
Aircraft

6-1162-NIW-889	Warranty - Exterior Color Schemes	SA-39
and Markings for YA143 and on

6-1162-NIW-1142	***	SA-43

P.A. No. 1810 K/SWA	SA-74

6-1162-NIW-1369	***	SA-46

6-1162-NIW-1983	***	SA-62

SWA-PA-1810-LA-1000419	***	SA-64

SWA-PA-1810-LA-1001315	***	SA-66

SWA-PA-1810-LA-02710	***	SA-72

SWA-PA-1810-LA-100398	737-800 Promotional Support	SA-71

SWA-PA-1810-LA-1003490	***	SA-71

SWA-PA-1810-LA-1003367	***	SA-71

P.A. No. 1810 K/SWA	SA-74

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft	Special Features	Aircraft Basic
	Price		Price
Block A, B, C, D & E Aircraft	***	***	***
Block F & G Aircraft	***	***	***
Block H Aircraft	***	***	***
Block I Aircraft	***	***	***
Block J Aircraft	***	***	***
Block K Aircraft	***	***	***
Block K-W Aircraft	***	***	***
Block L Aircraft	***	***	***
Block T Aircraft	***	***	***
Block T-W Aircraft	***	***	***
Block T-W-1 / T-W-1a Aircraft	***	***	***
Block T-W-2 / T-W-2a Aircraft	***	***	***
Block T-W-2b Aircraft*	***	***	***
Block T-W-2c Aircraft***	***	***	***
Block T-W-3 Aircraft**	***	***	***

notes:
Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and
Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010
Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on
Block T-W-2b Aircraft - Advance Payment Schedule per LA SWA-PA-1810-LA-1001315;
* Exhibit A-4 applies to Block T-W-2b Aircraft as identified in Exhibit A-4 to the Purchase Agreement^
***Exhibit A-1A applies to Block T-W-2c Aircraft per SA69
Block T-W-3 Aircraft (Substitute Aircraft per SA71) - Advance Payment Schedule per LA SWA-PA-1810-1001315
**First minor model Special Features price = *** due to non-recuring charges^^
**Exhibit A.2 applies to Block T-W-3 Aircraft

Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Oct-1999	1	L	***

SWA - PA No. 1810 APR54184	Page 1	SA-74

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Nov-1999	2	L	***
Dec-1999	1	L	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	H	***
Sep-2000	1	L	***
Oct-2000	2	H	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	2	E	***
Dec-2000	1	L	***
Jan-2001	1	E	***
Jan-2001	1	L	***
Feb-2001	1	E	***
Feb-2001	1	L	***
Mar-2001	2	E	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Jun-2001	3	E	***
Jul-2001	1	L	***
Sep-2001	3	E	***
Sep-2001	1	L	***
Oct-2001	3	H	***
Oct-2001	1	L	***
Nov-2001	2	I	***
Nov-2001	1	T	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Feb-2002	1	T	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Nov-2002	1	J	***
Dec-2002	2	I	***
Dec-2002	1	J	***
Mar-2003	2	L	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Jul-2003	1	L	***
Aug-2003	1	I	***
Aug-2003	2	L	***
Sep-2003	3	I	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
Apr-2004	3	T	***
May-2004	1	K	***
May-2004	1	T	***
Jun-2004	2	K	***
Jun-2004	6	T	***

SWA - PA No. 1810 APR54184	Page 2	SA-74

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Jul-2004	2	K	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	1	K-W	***
Sep-2004	4	T-W	***
Oct-2004	4	K-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528
Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	3	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	1	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***

SWA - PA No. 1810 APR54184	Page 3	SA-74

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
Apr-2009	1	T-W-2	***	36900
May-2009	2	T-W-2a	***
Jan-2010	1	T-W-2	***	36913
Feb-2010	1	T-W-2a	***	36659
Mar-2010	1	T-W-2a	***	36660
Mar-2010	1	T-W-2	***	36918
May-2010	1	T-W-2a	***	36662
May-2010	1	T-W-2	***	36924
Jun-2010	1	T-W-2a	***	36663
Jul-2010	1	T-W-2a	***	36664
Aug-2010	1	T-W-2a	***	36665
Oct-2010	1	T-W-2b	***	36667
Dec-2010	1	T-W-2b	***	36668
Feb-2011	1	T-W-2b	***	36669
March-11	1	T-W-2b	***	36671
March-11	1	T-W-2c	***	36726
April-11	1	T-W-2b	***	36672
April-11	1	T-W-2c	***	33936
May-11	1	T-W-2b	***	36673
May-11	1	T-W-2b	***	41528
June-11	1	T-W-2b	***	36674
July-11	3	T-W-2b	***	36675, 36963, 36962
August-11	2	T-W-2b	***	36676, 36965
September-11	2	T-W-2b	***	36677, 36966
Oct-2011	1	T-W-2b	***	36967
Dec-2011	2	T-W-2b	***	36679, TBD
Mar-2012	1	T-W-3	***	36680
Mar-2012	1	T-W-3	***	36980
Apr-2012	3	T-W-3	***	36681, 36983, 36683
May-2012	3	T-W-3	***	36682, 36985, 36987
Jul-2012	2	T-W-3	***	36684, 36990
Aug-2012	2	T-W-3	***	36685, 36992
Sep-2012	2	T-W-3	***	36686, 36994
Oct-2012	2	T-W-3	***	36687, 36997
Nov-2012	2	T-W-3	***	37005, 37003
Dec-2012	2	T-W-3	***	37006, 37009

SWA - PA No. 1810 APR54184	Page 4	SA-74

Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Jan-2013	3	T-W-2b	***	36891, 36634, 36638
Feb-2013	2	T-W-2b	***	36635, 36893
Mar-2013	1	T-W-2b	***	36892
May-2013	1	T-W-2b	***	36894
Jun-2013	2	T-W-2b	***	36895, 36896
Jul-2013	1	T-W-2b	***	36897
Aug-2013	2	T-W-2b	***	36898, 36905
Sep-2013	2	T-W-2b	***	36907, 36911
Oct-2013	2	T-W-2b	***	36912, 36914
Nov-2013	1	T-W-2b	***	36915
Dec-2013	2	T-W-2b	***	36917, 36919
Jan-2014	2	T-W-2b	***	36920, 36909
Feb-2014	2	T-W-2b	***	36922, 36910
Mar-2014	3	T-W-2b	***	36943, 36927, 36925
Apr-2014	2	T-W-2b	***	36944, 36929
May-2014	1	T-W-2b	***	36946
Jun-2014	2	T-W-2b	***	36968, 36949
Jul-2014	1	T-W-2b	***	36951
Aug-2014	3	T-W-2b	***	36928, 36952, 37019
Sep-2014	1	T-W-2b	***	36954
Oct-2014	2	T-W-2b	***	36957, 37034
Nov-2014	1	T-W-2b	***	36971
Dec-2014	1	T-W-2b	***	37037
Jan-2015	1	T-W-2b	***	36899
Feb-2015	1	T-W-2b	***	36901
Mar-2015	2	T-W-2b	***	36902, 36936
Apr-2015	2	T-W-2b	***	36649, 36652
May-2015	1	T-W-2b	***	36903
Jun-2015	2	T-W-2b	***	36906, 36654
Jul-2015	1	T-W-2b	***	36655
Aug-2015	1	T-W-2b	***	36656
Sep-2015	1	T-W-2b	***	36657
Oct-2015	1	T-W-2b	***	36937
Dec-2015	1	T-W-2b	***	36941
Jan-2016	1	T-W-2b	***	36650
Feb-2016	2	T-W-2b	***	36904, 36932
Mar-2016	1	T-W-2b	***	36651
Apr-2016	2	T-W-2b	***	36653, 36938
May-2016	2	T-W-2b	***	36658, 36939
Jun-2016	1	T-W-2b	***	36916
Jul-2016	2	T-W-2b	***	36921, 36945
Aug-2016	1	T-W-2b	***	36678^
Aug-2016	1	T-W-2b	***	36661
Sep-2016	1	T-W-2b	***	36977^
Sep-2016	1	T-W-2b	***	36923
Oct-2016	1	T-W-2b	***	36666
Nov-2016	1	T-W-2b	***	36670

SWA - PA No. 1810 APR54184	Page 5	SA-74

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Price Description of Option Aircraft:
	Base Aircraft	Special	Aircraft Basic
	Price	Features	Price
Block U Option Aircraft	***	***	***
(without Winglets)
Block U-W Option Aircraft	***	***	***
(with Winglets)
Block U-W-1 Option Aircraft	***	***	***
Block U-W-1a Option Aircraft	***	***	***

Delivery of Purchase Right Aircraft:		Quantity	98
Delivery Period of Purchase Right Aircraft:		Complete delivery not later than Dec. 31, 2021
Condition of Offer for Purchase Right Aircraft:		Subject to Available Position

SWA - PA1810	Page 1	SA-74 APR54184-1O

Table 2 to Purchase Agreement No. 1810
(Letter Agreement No. 6-1162-RLL-933R20)
Option Aircraft Information Table

Remaining Option Aircraft	37

Aircraft	Number of	Option	Adv Payment Base *
Delivery	Option	Aircraft	Price Per
Mo. & Yr.	Aircraft	Block	Option Aircraft	Option Exercise
Mar-2013	1	U-W-1a	***	November 1, 2011
Apr-2013	2	U-W-1a	***	December 1, 2011
May-2013	1	U-W-1a	***	January 1, 2012
Sep-2013	1	U-W-1a	***	May 1, 2012
Oct-2013	1	U-W-1a	***	June 1, 2012
Apr-2014	1	U-W-1a	***	December 1, 2012
Sep-2014	2	U-W-1a	***	May 1, 2013
Oct-2014	1	U-W-1a	***	June 1, 2013
Nov-2014	1	U-W-1a	***	July 1, 2013
Dec-2014	1	U-W-1a	***	August 1, 2013
Nov-2015	1	U-W-1a	***	July 1, 2014
Jan-2016	1	U-W-1a	***	September 1, 2014
Jun-2016	1	U-W-1a	***	February 1, 2015
Aug-2016	1	U-W-1a	***	April 1, 2015
Sep-2016	1	U-W-1a	***	May 1, 2015
Oct-2016	1	U-W-1a	***	June 1, 2015
Nov-2016	1	U-W-1a	***	July 1, 2015
Dec-2016	1	U-W-1a	***	August 1, 2015
Jan-2017	1	U-W-1a	***	September 1, 2015
Feb-2017	1	U-W-1a	***	October 1, 2015
Mar-2017	1	U-W-1a	***	November 1, 2015
Apr-2017	1	U-W-1a	***	December 1, 2015
May-2017	1	U-W-1a	***	January 1, 2016
Jun-2017	1	U-W-1a	***	February 1, 2016
Jul-2017	1	U-W-1a	***	March 1, 2016
Aug-2017	2	U-W-1a	***	April 1, 2016
Sep-2017	2	U-W-1a	***	May 1, 2016
Oct-2017	2	U-W-1a	***	June 1, 2016
Nov-2017	2	U-W-1a	***	July 1, 2016
Dec-2017	2	U-W-1a	***	August 1, 2016

Total	37

* Advance Payment Base Price for Option Aircraft scheduled for delivery 2011-2018 is based on 4th Qtr 2009 forecast

SWA - PA1810	Page 2	SA-74 APR54184-1O